GE INSTITUTIONAL FUNDS

Supplement dated September 20, 2010

To the Statement of Additional Information dated January 29, 2010,

as supplemented on May 28, 2010 and August 27, 2010

This supplement revises the statement of additional information (the “SAI”) for the GE Institutional Funds, effective as of September 13, 2010 (with respect to changes in portfolio management and the appointment of Kennedy as a sub-adviser for the Small-Cap Equity Fund), and January 1, 2011 (with respect to changes in portfolio management of the Strategic Investment Fund).

1. Effective January 1, 2011, all references to Judith A. Studer are deleted.

2. Beginning on page 69 of the SAI, the first paragraph under the sub-heading entitled “Small-Cap Equity Fund” under the section entitled “Current Sub-Advisers” is deleted in its entirety and replaced with the following:

GEAM has engaged the following investment sub-advisers to each manage a portion of the Small-Cap Equity Fund: Palisade Capital Management, L.L.C. (“Palisade”), Champlain Investment Partners, LLC (“Champlain”), GlobeFlex Capital, LP (“GlobeFlex”), Kennedy Capital Management, Inc. (“Kennedy”) and SouthernSun Asset Management, LLC (collectively, the “Sub-Advisers”).

3. On page 70 of the SAI, before the second full paragraph, insert the following:

Kennedy – Kennedy, having its principal office located at 10829 Olive Boulevard, St. Louis, Missouri 63141, provides a continuous investment program with respect to Kennedy’s Allocated Assets, which may be changed from time to time at the sole discretion of GEAM. Kennedy is registered as an investment adviser under the Advisers Act, and was formed and founded in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high-net-worth individuals. Kennedy specializes in the small and mid-cap asset classes. Kennedy has served as one of the sub-advisers to the Fund since September 13, 2010, and therefore, no sub-advisory fees were paid to Kennedy in the fiscal year ended September 30, 2009.

4. Also on page 70 of the SAI, the first sentence of the fourth paragraph should be deleted in its entirety and replaced with the following:

Each respective sub-advisory agreement with each of Palisade, Champlain, GlobeFlex, Kennedy and SouthernSun is not assignable and may be terminated without penalty by either the sub-adviser or GEAM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days’ written notice to sub-adviser.

5. On page 71 of the SAI, the first sentence of the first full paragraph should be deleted and replaced with the following:

Securities held by the Funds also may be held by other funds or separate accounts for which the investment adviser, GEAM and/or each of the sub-advisers: Palisade, Champlain, GlobeFlex, Kennedy, SouthernSun and/or SSgA FM (each a “Sub-Adviser” and collectively, the “Sub-Advisers”) act as an adviser.

6. On page 74 of the SAI, the sub-section entitled “Small-Cap Equity Fund” under the section entitled “Portfolio Managers – Other Accounts Managed” is deleted in its entirety and replaced with the following:

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Small-Cap Equity Fund*

David Wiederecht	0 Other Accounts with $0 in total assets managed. [1]	0 Pooled Investment Vehicles with $0 in total assets managed. [1]	0 Other Accounts with $0 in total assets managed. [1]	None

*	Information is as of September 13, 2010.

7. On page 75 of the SAI, the following is added:

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Small-Cap Equity Fund (Sub-Advised by Kennedy)*

Frank Latuda, Jr.	1 Other Accounts with $9.5 million in total assets managed.	1 Pooled Investment Vehicles with $400,000 in total assets managed.	67 Other Accounts with $1.08 billion in total assets managed.	None

*	Information is as of June 30, 2010.

8. On page 79 of the SAI, the sub-section entitled “Strategic Investment Fund” under the section entitled “Portfolio Managers – Other Accounts Managed” is deleted in its entirety and replaced with the following:

Strategic Investment Fund

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Paul M. Colonna	15 Accounts with $3.73 billion in total assets managed.[1]	1 Pooled Investment Vehicle with $472.9 million in total assets managed.[1]	22 Other Accounts with $5.98 billion in total assets managed. [1]	None

Greg Hartch*	0 Accounts with $0 in total assets managed. [1]	0 Pooled Investment Vehicles with $0 in total assets managed. [1]	0 Other Accounts with $0 in total assets managed. [1]	None

Ralph R. Layman	7 Accounts with $626 million in total assets managed.[1]	12 Pooled Investment Vehicles with $84.1 million in total assets managed.[1]	24 Other Accounts with $2.2 billion in total assets managed, of which the fees for 2 account with $60.8 million in total assets are based on the performance of the accounts.[1]	None

Thomas R. Lincoln	7 Accounts with $2.32 billion in total assets managed.[1]	1 Pooled Investment Vehicle with $48.4 million in total assets managed.[1]	7 Other Accounts with $2.09 billion in total assets managed, of which the fee for 1 account with $23.2 million in total assets is based on the performance of the account.[1]	None

Judith A. Studer	0 Accounts with $0 in total assets managed. [1]	0 Pooled Investment Vehicles with $0 in total assets managed. [1]	1 Other Accounts with $103.7 million in total assets managed. [1]	None

Diane M. Wehner	4 Other Accounts with $316 million in total assets managed. [1]	0 Pooled Investment Vehicles with $0 in total assets managed.	3 Other Accounts with $898.6 million in total assets managed.	None

David Wiederecht*	0 Accounts with $0 in total assets managed. [1]	0 Pooled Investment Vehicles with $0 in total assets managed. [1]	0 Other Accounts with $0 in total assets managed. [1]	None

*	Information is as of September 13, 2010.

9. On page 84 of the SAI, before the first paragraph, add the following:

Kennedy

Within Kennedy’s small cap value strategy, Mr. Latuda manages a number of separate accounts and a commingled vehicle, as well as a model portfolio for a unified managed account (UMA) program. Mr. Latuda also manages separate accounts for the firm in a mid cap strategy as well as an all cap value strategy. Certain conflicts may arise as the result of an account’s size, client imposed restrictions or fee schedule. Investment opportunities are allocated fairly among clients within each strategy pursuant to Kennedy’s internal policies and procedures, which also extend to its brokerage practices.

10. On page 84 of the SAI, the first paragraph under the Section “Portfolio Managers – Compensation – GEAM,” is revised as follows:

The following compensation structure applies to all GEAM portfolio managers except David B. Carlson, Paul M. Colonna, Ralph R. Layman, Paul C. Reinhardt, Michael J. Solecki, Judith A. Studer, and David Wiederecht:

11. On page 85 of the SAI, the fourth paragraph under the Section “Portfolio Managers – Compensation – GEAM,” is revised as follows:

With respect to the portfolio managers - David B. Carlson, Paul M. Colonna, Ralph R. Layman, Paul C. Reinhardt, Michael J. Solecki, Judith A. Studer, and David Wiederecht, the following compensation structure applies:

12. On page 88 of the SAI, after the second paragraph, add the following:

Kennedy

Portfolio managers are compensated through the combination of base salary with an incentive bonus tied to a proprietary formula, linked to outperformance of their respective benchmark (on a one-year basis) and a peer group of investment managers (on a three-year basis). Each portfolio manager is also a Kennedy stockholder and therefore eligible for periodic distributions based upon firm profitability. Portfolio managers are eligible to participate in the firm’s retirement plan.

13. On page 89 of the SAI, the first and second paragraphs are deleted in their entirety and replaced with the following:

The Board has delegated the responsibility for voting proxies to GEAM for all Funds other than the Small-Cap Equity Fund, which is managed by Palisade, Champlain, GlobeFlex, Kennedy and SouthernSun and the S&P 500 Index Fund, which is managed by SSgA FM, in accordance with GEAM’s proxy voting policies and procedures (“Proxy Policy”).

Upon GEAM’s recommendation after reviewing the proxy policies of each Sub-Adviser, the Board has delegated the responsibility for voting proxies to Palisade, Champlain, GlobeFlex, Kennedy and SouthernSun for the Small-Cap Equity Fund and SSgA FM for the S&P 500 Index Fund.

14. On page 101 of the SAI, at the end of the page, add the following:

Summary of Kennedy’s Proxy Voting Policies and Procedures

Introduction

Rule 206(4)-6 of the Investment Advisers Act of 1940 sets forth the conditions under which advisers owe a fiduciary obligation with respect to each client for which the adviser exercises investment discretion, including the authority and responsibility to vote proxies. Advisers with proxy voting authority must monitor corporate developments and, where appropriate, vote proxies. In addition, advisers must cast proxy votes solely in the best interest of its clients.

Kennedy Capital Management, Inc. (the “Firm”) has adopted the following policies with respect to voting proxies on behalf of its clients:

1.	This written proxy voting policy, which may be updated and supplemented from time-to-time, will be provided to each client for which the Firm has been delegated the authority or responsibility to vote proxies;

2.	Clients will be advised about how to obtain a copy of the proxy voting policy and information about how their securities were voted;

3.	The proxy voting policy is consistently applied and records of votes maintained for each client;

4.	The Firm documents the reasons for voting, including exceptions;

5.	The Firm maintains records of such votes cast and client requests for proxy voting information for inspection by the client or governmental agencies;

6.	The Firm monitors such voting for any potential conflicts with the interests of its clients; and

7.	The Firm maintains systems to ensure that material conflicts will be resolved prior to voting, documenting in each case that its good faith determination was based on the clients’ best interests and did not result from the conflict.

Conflicts of Interests

The Firm is an investment adviser to pension plans, public and private companies, mutual funds and individual investors, and is a sub-adviser to wrap programs as described in the Firm’s Schedule F of Form ADV. The management fees collected from such clients are the Firm’s principal source of revenue. With respect to the fees paid to it for advisory services rendered, conflicts of interest may occur when the Firm must vote on ballot items of the public companies for which it manages the pension plan assets and, in certain cases, the Firm may have a relationship with the proponents of proxy proposals or participants in proxy contests.

To mitigate potential conflicts of interest or the appearance of conflicts, the Firm does not allow employees to sit on the board of directors of any public company without Senior Management approval. To the extent that such conflicts occur, the Firm will generally follow the recommendation of the proxy voting service to ensure that the best interests of its clients are not subordinated to the Firm’s interests. The Firm may, in selected matters, consult the Proxy Committee to obtain guidance to vote proxies. Routine matters shall not constitute a material conflict with respect to this procedure.

The Proxy Committee has a duty to make reasonable investigation of information relating to conflicts of interest. The Proxy Committee is chaired by the Chief Executive Officer and is comprised of the Chief Operating Officer, the Director of Research, the Chief Compliance Officer, the Senior Client Service Associate and such other members as may be amended from time-to-time as required by a majority vote of its current members, with three members serving as a quorum. The Proxy Committee will determine, prior to voting, whether any of the members of the Committee have a material personal or business conflict - in which case the committee member will abstain from voting.

Engagement of Service Provider

In order to facilitate the proxy voting process, Proxy Governance, Inc. (“PGI”) has been retained as an expert in the proxy voting and corporate governance area to assist in the due diligence process related to making appropriate proxy voting decisions.

PGI, a wholly-owned subsidiary of the financial services and technology provider FOLIOfn, Inc., is an independent proxy advisory firm and registered investment adviser that specializes in providing a variety of fiduciary level, proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Firm include receipt of proxy ballots, vote execution, in-depth proxy research, analysis, and voting recommendations as well as reporting, auditing, working with custodian banks, and consulting assistance for the handling of proxy voting responsibilities. PGI also maintains proxy voting records and provides the Firm with reports that reflect the proxy voting activities of client portfolios. The Firm uses this information for appropriate monitoring of such delegated responsibilities.

The Firm may, under soft dollar arrangements, pay for no more than the cost allocated to research services for such uses (“mixed-use” services). The cost of that portion of the services that does not constitute “research” for the purposes of Section 28(e) will be reimbursed to the broker-dealer provider. Presently, PGI’s services are not provided to the Firm by a broker-dealer under a soft dollar arrangement.

The Firm also engaged PGI to assist with the initial development of the Firm’s proxy voting guidelines as listed below. Proxies are voted through PGI in accordance with one of the three proxy voting platforms offered by the Firm. It is the client’s decision as to which set of guidelines will be used to vote its proxies. Not all clients delegate proxy voting authority to the Firm; however, the Firm is deemed to have voting authority in the absence of a specific delegation of authority and will vote in accordance with the General Guidelines.

Platforms Available

•	General Policy

•	Catholic Policy

•	Socially Responsible Investment Policy

The General Policy is the standard policy to be used for voting proxies for all clients’ accounts (both ERISA and non-ERISA related) unless the client specifically selects either the Catholic or SRI Policy. Generally, the Firm declines requests to implement customized proxy voting policies, as they tend to be expensive to implement and difficult to manage on an ongoing basis.

Procedures

For each client account for which the Firm has been delegated proxy voting discretion, the Firm will notify PGI and will provide instructions to the client’s custodian to forward all proxy statements and materials received on behalf of the client account directly to PGI. The Firm updates PGI’s client list and clients’ holdings on a periodic basis.

The Firm generally votes all proxies from a specific issuer the same way for each client; however, proxies may be voted differently for different clients on the same proxy issue based upon one of three proxy platforms chosen by the client. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis in which case the voting decision might be referred back to the Firm. For proxies relating to issues not addressed in the guidelines, PGI will refer the vote to the Firm. The Firm encourages the client to vote its own proxies if the client seeks to impose client-specific voting guidelines that may be inconsistent with one of the three policies offered by the Firm. The Firm does not generally advise a client on proxy voting issues when the client retains authority to handle such matters itself.

Although the Firm generally votes in accordance with the recommendations of PGI, the Firm’s portfolio managers (PMs) and analysts are consulted to determine how to vote on issues when PGI’s recommendation differs from the recommendation of the issuer’s management. Furthermore, a PM or analyst may direct that proxies be voted in a manner different from that recommended by PGI if he or she is personally informed on the issue and has determined that a different vote is appropriate in the best interests of the Firm’s clients. Documentation for the rationale for any proxy voted contrary to PGI’s recommendation will be maintained by the Firm.

The Firm will make every reasonable effort to vote all proxies for which the Firm has received delegation in a timely manner; however, instances may exist when the Firm is unable to vote, such as (including but not limited to):

•	delays in account setup between PGI and the custodian;

•	miscommunication between PGI and the custodian;

•	proxy ballot was not received from the custodian;

•	a meeting notice was received too late;

•	the Firm held shares on the record date but sold the shares prior to the meeting date;

•	the issuer is a foreign, non-U.S. domiciled company;

•	the Firm believes it is not in the best interest of the client to vote the proxy for any other reason not specified herein;

•	securities lending arrangements; or

•	a proxy is received for a client that has terminated the Firm’s advisory relationship.

Securities Lending Arrangements

The client may contract with their selected custodian to participate in a securities lending program. Under most securities lending arrangements, securities on loan to a borrower on a proxy record date may not be voted by the lender unless the securities are recalled prior to the record date for the vote. As a general matter, the Firm will not attempt to ask custodians to recall securities engaged in lending programs to facilitate proxy voting; therefore, the responsibility to vote proxies for securities on loan will typically reside with the borrower rather than the lender.

International Constraints

Voting proxies of issuers in non-U.S. markets may give rise to a number of administrative issues that may prevent the Firm from voting such proxies. For example, the Firm may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Although it is the Firm’s policy to seek to vote all proxies for securities held in client accounts for which the Firm has proxy voting authority, in the case of non-U.S. issuers proxies are voted on a best efforts basis. Generally, research coverage of non-U.S. issuers is issued through Manifest Information Services, Limited. Voting recommendations are not always provided with research; therefore, ballots for non-U.S. issuers are generally voted according to the chosen policy.

Closed Accounts

The Firm will not generally vote a client’s proxies after a client has terminated its advisory relationship with the Firm. After receipt of termination, accounts will generally remain open with PGI for 30 days to vote existing ballots already reviewed by the Firm. New ballots for closed accounts received after notification of termination will not be reviewed nor voted.

Other Matters

When voting ballots, it is the custodian’s discretion as to whether it will aggregate shares, held on behalf of various clients, in an omnibus account instead of submitting individual ballots for segregated accounts. In these cases, custodians must rely on internal records to differentiate the various underlying holdings. In these instances, PGI will generally not be able to provide the Firm with a detailed history of voting records at the individual client account level.

Guidelines

A guideline summary of each available platform is available upon request. The summary provides a general indication as to how proxies will be voted on certain issues. The summary does not address all potential voting issues or the intricacies that may surround individual proxy votes and for that reason, actual proxy votes may differ from the summaries presented.

Active Communications With Corporate Management

The Firm has actively voted against management-sponsored initiatives where deemed appropriate. This action is the most direct communication of the fiduciary voters’ concerns in some instances. Additional actions may include or have included direct meetings with corporate representatives, conference calls, inquiries through third parties and, on occasion, letter writing. Participation in a number of forums where the Firm can meet and discuss issues with corporate representatives includes conferences, seminars, user workshops, and other venues. The Firm provides this proxy voting policy to each client for which the Firm has been delegated the authority or responsibility to vote proxies, and others upon request.

The Firm has historically, and will in the future, review the proxy process for ERISA funds to adhere to two operative principles:

•	Our duty of loyalty: What is in the best interest of the fund beneficiaries? Are their rights or ability to act being altered by this vote? Is it other than beneficial?

•

Our duty of prudence: Is the action proposed other than in the long-term financial interest of the fund? If an issue is reviewed and found to be basically “ERISA-neutral,” less concern is possibly warranted than when it has a potential substantive adverse financial or best interest impact.

To date, the Firm has been an active shareholder in the context of the proxy process and, when appropriate or necessary, has engaged in conversations with management and/or those who monitor the company. The Firm will continue to carry out a detailed assessment of a company when evaluating areas of concern.

The Firm has not, to date, actively considered filing shareholder proposals or writing letters to companies on a regular basis. These activities and others which could be considered expressions of activism are not under consideration at this time. Should a particular equity company become a concern, the evaluation and voting process will continue to be the first level of monitoring and communication. Participation in national forums and contacts with corporate representatives will also continue. A more individualized approach could evolve if these methods are not satisfactory in the context of a particular company. With numerous stocks to monitor and vote for client portfolios, the Firm recognizes it is not feasible or appropriate to be in active communication with 100% of companies.

As a result, it is believed that the current use of outside and internal resources to provide some economies of scale and to more quickly identify concerns is an effective and appropriate use of time and assets in the management process. The final and perhaps most valuable tool the Firm can use in the process of being an active and involved fiduciary remains the weight of its vote and, through that vote, we believe we can play a significant role in bringing concerns to corporate management on behalf of our clients.

Inquiries

Clients may contact the Firm at any time to request additional proxy voting information or for a record of proxies voted on their behalf. Client inquiries may be directed to the Client Service Department at KCM at 10829 Olive Blvd, St. Louis, MO 63141, or by calling 800-859-5462.

Except as otherwise required by law, the Firm has a general policy of not disclosing proxy voting records to an unaffiliated third party.

This Supplement should be retained with your SAI for future reference